OptimumBank Holdings, Inc. 10-Q

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO
 18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OptimumBank Holdings, Inc. (the “Company”) on Form 10-Q for the quarter March 31, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Procelli, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 19 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 10, 2013	/s/ Thomas Procelli
Thomas Procelli,
Principal Executive Officer and Principal Financial Officer